UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2008 (September 1, 2007)

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 297-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 1, 2007, Masimo Corporation (the “Company”), as a guarantor, entered into a Lease Agreement (the “Lease”) with Industrial Vallera de Mexicali, S.A. de C.V. (“IVMSA”) and Industrias Asociadas Maquiladoras, S.A. de C.V. (“IAMSA”) for certain property located in Mexicali, Mexico. The Company serves as a guarantor of IVMSA’s obligations under the Lease. The Lease supersedes three prior lease agreements among the Company, IVMSA and IAMSA for sections of the same property and increases the total amount of leased space.

The Lease covers approximately 95,600 square feet of space in Mexicali, Mexico, for the manufacture of the Company’s sensors and accessories under a shelter labor agreement with IVMSA. IVMSA is a Mexican maquiladora, which is a shelter services provider incorporated in Mexico that is licensed to operate factories and plants in Mexico. The shelter program allows foreign companies to manufacture in Mexico without being required to organize and operate their own subsidiary, for example, as a Mexican corporation. The Company entered into the agreement with IVMSA to establish and run a facility to manufacture its sensors and accessory products. IVMSA leases the space directly from the owner of the property, IAMSA, under the Lease. The Lease has a term of seven years, expiring on September 1, 2014, with an option to extend the Lease for an additional five years.

The foregoing summary of the Lease is qualified in its entirety by reference to the full text of the Lease, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1+	Lease Agreement, effective as of September 1, 2007, by and among Industrias Asociadas Maquiladoras, S.A. de C.V., Industrial Vallera de Mexicali, S.A. de C.V. and the Company, as guarantor.

+	Confidential treatment has been requested with respect to certain provisions of this agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASIMO CORPORATION

Date: June 5, 2008	By:	/s/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1+	Lease Agreement, effective as of September 1, 2007, by and among Industrias Asociadas Maquiladoras, S.A. de C.V., Industrial Vallera de Mexicali, S.A. de C.V. and the Company, as guarantor.

+	Confidential treatment has been requested with respect to certain provisions of this agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.